QUARTERLY SUPPLEMENTAL INFORMATION SECOND QUARTER 2026 Exhibit 99.2

TABLE OF CONTENTS June 30, 2026 PAGE PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 17 FINANCIAL DATA QUARTERLY LEASING SUMMARY 18 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 19 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 20 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT MORTGAGES AND NOTES PAYABLE 28 DEBT MATURITY SCHEDULE 29 CAPITAL DEPLOYMENT DEBT COVENANTS 30 ACQUISITION ACTIVITY 11 DEVELOPMENT SUMMARY 12 COMPONENTS OF NET ASSET VALUE 31 CAPITAL EXPENDITURES AND LEASING COSTS 14 OTHER FINANCIAL DATA 32 PORTFOLIO DATA NON-GAAP MEASURES DEFINITIONS 33 SAME-STORE DATA 15 PORTFOLIO INFORMATION 16 INVESTOR INFORMATION 37 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) our ability to obtain consummate the Merger (as defined in the press release issued by LXP on July 29, 2026), including obtaining the requisite shareholder approval, and the timing of the closing, including the risks that a condition to closing will not be satisfied within the expected timeframe or at all or that the closing will not occur, (2) the outcome of any legal proceedings that may be instituted against the parties to, and others related to, the Merger Agreement (as defined in the press release issued by LXP on July 29, 2026), including timing and expenses risks, (3) operational risks related to the Merger, including time demands on management, employee retentions and transaction costs that are not contingent on closing, (4) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (5) the outbreak of highly infectious or contagious diseases and natural disasters, (6) authorization by LXP's Board of Trustees of future dividend declarations, (7) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including the timing of any such transaction, the ultimate terms or achieving any estimated yields or rental rates, (8) the failure to continue to qualify as a real estate investment trust, (9) changes in general business and economic conditions, including the impact of any legislation, (10) competition, (11) inflation and increases in operating costs, (12) labor shortages, (13) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (14) defaults or non-renewals of significant tenant leases, (15) changes in financial markets and interest rates, (16) changes in accessibility of debt and equity capital markets, (17) future impairment charges, (18) international trade disputes or the imposition of significant tariffs or other trade restrictions by the U.S. on imported goods that adversely impact trading volumes and (19) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

3Table of Contents SUMMARY / HIGHLIGHTS LXP Industrial Trust is a REIT focused on Class A, warehouse and distribution real estate investments in 12 target markets in the Sunbelt and lower Midwest. Footnote (1) Excludes Phoenix covered land investment. (2) Includes consolidated and non-consolidated developable land. Portfolio Statistics # of Properties: 109 # of States: 14 Square Footage: 53.3 million % Square Feet Class A(1): 92.6% Stabilized Portfolio % Leased: 97.4% # of Leases: 122 Weighted-Average Lease Term: 4.7 years Weighted-Average Age(1): 10.4 years Developable Land(2): 447 acres Quarterly Highlights - Net Loss - $(0.03) per diluted common share - Adjusted Company FFO - $0.84 per diluted common share, compared to $0.80 per diluted common share in the same period in 2025, an increase of 5.0% ‘- Increased Same-Store NOI 0.5% compared to the same period in 2025 ‘- Pre-leased a 1.2 million square foot development project with an initial annual cash base rent of approximately $9.8 million ‘- Completed 2.3 million square feet of new and extended second-generation leases, increasing Base and Cash Base Rents by 43.1% and 26.2%, respectively, excluding two fixed-rate renewals ‘- Acquired a 37-acre infill covered land investment in Phoenix, Arizona for $103.2 million and an initial cash yield of 15.7% ‘- Commenced two speculative development projects in the Columbus, Ohio market, consisting of a 750,000 square foot facility and a 161,000 square foot facility

4Table of Contents CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) June 30, 2026 December 31, 2025 Assets: Real estate, at cost $ 3,962,106 $ 3,908,485 Real estate - intangible assets 336,881 305,841 Land held for development 64,781 82,971 Investments in real estate under construction 102,422 41,769 Real estate, gross 4,466,190 4,339,066 Less: accumulated depreciation and amortization (1,231,328) (1,151,513) Real estate, net 3,234,862 3,187,553 Assets held for sale 15,393 — Right-of-use assets, net 6,717 8,721 Cash and cash equivalents 17,990 170,394 Restricted cash 172 257 Investments in non-consolidated entities 29,231 31,430 Deferred expenses, net 49,445 35,068 Rent receivable - current 2,894 3,454 Rent receivable - deferred 83,999 84,631 Other assets 23,231 15,514 Total assets $ 3,463,934 $ 3,537,022 Liabilities and Equity: Liabilities: Mortgages and notes payable, net $ 46,770 $ 49,541 Revolving credit facility borrowings 15,000 — Term loan payable, net 247,750 249,053 Senior notes payable, net 953,514 952,693 Trust preferred securities, net 100,152 100,113 Dividends payable 44,276 44,715 Liabilities held for sale 252 — Operating lease liabilities 7,009 9,134 Accounts payable and other liabilities 61,820 54,553 Accrued interest payable 9,117 9,218 Deferred revenue - including below-market leases, net 2,463 3,030 Prepaid rent 15,291 16,594 Total liabilities 1,503,414 1,488,644 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: Series C Cumulative Convertible Preferred, liquidation preference $96,769 and $96,770, respectively; 1,935,375 and 1,935,400 shares issued and outstanding in 2026 and 2025, respectively 94,014 94,016 Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 58,952,524 and 59,077,234 shares issued and outstanding in 2026 and 2025, respectively 6 6 Additional paid-in-capital 3,308,879 3,313,884 Accumulated distributions in excess of net income (1,456,767) (1,371,654) Accumulated other comprehensive income 1,774 427 Total shareholders' equity 1,947,906 2,036,679 Noncontrolling interests 12,614 11,699 Total equity 1,960,520 2,048,378 Total liabilities and equity $ 3,463,934 $ 3,537,022

5Table of Contents CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Gross revenues: Rental revenue $ 87,141 $ 86,744 $ 172,117 $ 174,637 Other revenue 969 975 1,941 1,945 Total gross revenues 88,110 87,719 174,058 176,582 Expense applicable to revenues: Depreciation and amortization (48,056) (49,362) (95,041) (99,874) Property operating (16,174) (15,875) (32,909) (33,004) General and administrative (9,714) (9,630) (19,968) (20,020) Non-operating income 472 744 2,007 1,264 Interest and amortization expense (13,250) (16,467) (26,467) (32,747) Gain (loss) on debt satisfaction, net — 1,143 (299) 793 Transaction costs — (38) (15) (38) Gain (loss) on sale or disposal of, and recovery on, real estate, net (79) 31,320 2,225 55,955 Income before provision for income taxes and equity in losses of non-consolidated entities 1,309 29,554 3,591 48,911 Provision for income taxes (164) (199) (300) (414) Equity in losses of non-consolidated entities (1,153) (958) (3,590) (1,938) Net income (loss) (8) 28,397 (299) 46,559 Net loss attributable to noncontrolling interests 63 735 115 1,551 Net income (loss) attributable to LXP Industrial Trust shareholders 55 29,132 (184) 48,110 Dividends attributable to preferred shares - Series C (1,573) (1,573) (3,145) (3,145) Allocation to participating securities (112) (109) (243) (236) Net income (loss) attributable to common shareholders $ (1,630) $ 27,450 $ (3,572) $ 44,729 Net income (loss) attributable to common shareholders - per common share basic $ (0.03) $ 0.47 $ (0.06) $ 0.77 Weighted-average common shares outstanding - basic 58,094,324 58,374,448 58,128,487 58,357,922 Net income (loss) attributable to common shareholders - per common share diluted $ (0.03) $ 0.47 $ (0.06) $ 0.77 Weighted-average common shares outstanding - diluted 58,094,324 58,441,633 58,128,487 58,450,736

6Table of Contents NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 FUNDS FROM OPERATIONS: Basic and Diluted: Net income (loss) attributable to common shareholders $ (1,630) $ 27,450 $ (3,572) $ 44,729 Adjustments: Depreciation and amortization related to real estate 46,101 47,725 91,334 96,547 Impairment charges - real estate, from our share of non-consolidated entities — — 1,250 — Amortization of leasing commissions 1,955 1,637 3,707 3,327 Joint venture and noncontrolling interest adjustment 1,281 1,206 2,613 2,412 (Gain) loss on sale of or disposal of, and recovery on, real estate, net 79 (31,320) (2,225) (55,955) FFO available to common shareholders - basic 47,786 46,698 93,107 91,060 Preferred dividends 1,573 1,573 3,145 3,145 Amount allocated to participating securities 112 109 243 236 FFO available to all equityholders - diluted 49,471 48,380 96,495 94,441 Transaction costs(1) — 38 15 38 (Gain) loss on debt satisfaction, net — (1,143) 299 (793) Adjusted Company FFO available to all equityholders - diluted $ 49,471 $ 47,275 $ 96,809 $ 93,686 Per Common Share Amounts: Basic: FFO $ 0.82 $ 0.80 $ 1.60 $ 1.56 Diluted: FFO $ 0.84 $ 0.81 $ 1.63 $ 1.59 Adjusted Company FFO $ 0.84 $ 0.80 $ 1.64 $ 1.58 Weighted-Average Common Shares: Basic: Weighted-average common shares outstanding - basic EPS 58,094,324 58,374,448 58,128,487 58,357,922 Diluted: Weighted-average common shares outstanding - diluted EPS 58,094,324 58,441,633 58,128,487 58,450,736 Preferred shares - Series C 942,106 942,114 942,110 942,114 Weighted-average common shares outstanding - diluted FFO 59,036,430 59,383,747 59,070,597 59,392,850 (1) Transaction costs includes costs associated with terminated investments, such as non-refundable deposits and legal fees.

7Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Adjusted Company FFO available to all equityholders - diluted $ 49,471 $ 47,275 $ 96,809 $ 93,686 FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (2,343) (2,068) (2,969) (3,027) Lease incentives 672 453 1,172 899 Amortization of above/below market leases 59 (756) (243) (1,871) Lease termination payments, net (76) (123) (152) 1,477 Non-cash interest expense 1,066 1,064 2,091 2,143 Non-cash charges, net 3,003 2,960 5,983 6,086 Capitalized interest and internal costs (659) (292) (1,195) (511) Second-Generation tenant improvements — (5,597) — (6,049) Second-Generation lease costs (13,948) (620) (13,969) (2,356) Joint venture and noncontrolling interests adjustment (1,160) 13 (1,645) (44) Company Funds Available for Distribution $ 36,085 $ 42,309 $ 85,882 $ 90,433

8Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Net income (loss) $ (8) $ 28,397 $ (299) $ 46,559 Interest and amortization expense 13,250 16,467 26,467 32,747 Provision for income taxes 164 199 300 414 Depreciation and amortization 48,056 49,362 95,041 99,874 General and administrative 9,714 9,630 19,968 20,020 Transaction costs — 38 15 38 Non-operating/advisory fee income (1,441) (1,719) (3,948) (3,209) (Gain) loss on sale or disposal of, and recovery on, real estate, net 79 (31,320) (2,225) (55,955) (Gain) loss on debt satisfaction, net — (1,143) 299 (793) Equity in losses of non-consolidated entities 1,153 958 3,590 1,938 Lease termination income, net (76) (123) (152) (123) Straight-line adjustments (2,343) (2,068) (2,969) (3,027) Lease incentives 672 453 1,172 899 Amortization of above/below market leases 59 (756) (243) (1,871) NOI 69,279 68,375 137,016 137,511 Less NOI: Acquisitions, expansions, developments, redevelopments and dispositions (2,449) (1,854) (2,777) (4,877) Same-Store NOI $ 66,830 $ 66,521 $ 134,239 $ 132,634

9Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Annualized Adjusted EBITDA: Three months ended June 30, 2026 Net income attributable to LXP Industrial Trust shareholders $ 55 Interest and amortization expense 13,250 Provision for income taxes 164 Depreciation and amortization 48,056 Straight-line adjustments (2,343) Lease incentives 672 Lease termination income, net (76) Amortization of above/below market leases 59 (Gain) loss on sale of or disposal of, and recovery on, real estate, net 79 Non-cash charges, net 3,003 Pro rata share adjustments: Non-consolidated entities adjustment 3,080 Noncontrolling interests adjustment (206) Adjusted EBITDA $ 65,793 Annualized Adjusted EBITDA $ 263,172

10Table of Contents SELECT CREDIT METRICS SUMMARY 12/31/2023 12/31/2024 12/31/2025 6/30/2026 Adjusted Company FFO Payout Ratio 72.1% 82.0% 86.5% 85.4 % Unencumbered Assets $4.5 billion $4.5 billion $4.2 billion $4.4 billion Unencumbered NOI 96.3% 96.3% 96.4% 96.5 % Debt / Gross Assets 34.7% 32.0% 28.7% 28.8% (Debt + Preferred) / Gross Assets 36.6% 34.0% 30.8% 30.9 % Secured Debt / Gross Assets 1.2% 1.1% 1.1% 1.0 % Unsecured Debt / Unencumbered Assets 38.4% 33.9% 30.8% 30.1 % Net Debt / Annualized Adjusted EBITDA(1) 6.0x 5.9x 4.9x 5.5x (Net Debt + Preferred) / Annualized Adjusted EBITDA(1) 6.4x 6.3x 5.2x 5.8x Credit Facility Availability(2) $600.0 million $600.0 million $600.0 million $585.0 million Footnotes: (1) Includes pro rata share of non-consolidated assets. Adjusted EBITDA for 2023, 2024 and 2025 is based on the actual results of the last 12 months for each respective period. For the period ending in 2026, the figure is presented using Annualized Adjusted EBITDA, based on multiplying the results for the quarter by four. (2) Subject to covenant compliance.

11Table of Contents ACQUISITION ACTIVITY (1) 37-acre infill industrial redevelopment site leased to Phoenix Education Partners through March 31, 2031. PROPERTY ACQUISITION: Wtd. Average Percent Initial Cost Basis Lease Term Leased at Market % Owned Square Feet ‘($000) Month Closed (Yrs) Acquisition 1 Phoenix, AZ(1) 100% 599,664 $ 103,164 May 4.9 100% 1 TOTAL PROPERTY INVESTMENT 599,664 $ 103,164

12Table of Contents DEVELOPMENT SUMMARY Footnotes: (1) Excludes leasing costs, incomplete costs and developer incentive fees or partner promotes, if any. (2) Excludes noncontrolling interests’ share. (3) Estimated project costs exclude estimated tenant improvements and leasing costs. (4) Represents infrastructure development costs to prepare the land for vertical development. (5) 37-acre infill covered land investment available for redevelopment upon expiration of the in-place lease. ONGOING DEVELOPMENT AND REDEVELOPMENT NOT IN SERVICE: GAAP LXP Estimated Estimated Investment Balance Amount Funded Base Building % Leased Project # of Estimated Project Cost as of 6/30/2026 as of 6/30/2026 Completion as of (% Owned) Buildings Market Sq. Ft. ($000) ($000)(1) ($000)(2) Date 6/30/2026 Consolidated Projects: Development Project Reems & Olive - Building D (95.5%) 1 Phoenix, AZ 1,184,591 $ 121,900 $ 54,754 $ 35,800 4Q 2026 100% Redevelopment Projects Orlando (100.0%)(3) 1 Central FL 350,990 $ 9,400 $ 17,771 $ 3,559 4Q 2026 —% Richmond (100.0%)(3) 1 Richmond, VA 252,351 5,000 16,227 4,122 3Q 2026 —% Total Redevelopment Projects 2 603,341 $ 14,400 $ 33,998 $ 7,681 Land Infrastructure Improvements Reems & Olive (95.5%)(4) N/A Phoenix, AZ N/A $ 16,537 $ 13,670 $ 15,980 N/A N/A Total Consolidated Projects 3 1,787,932 $ 152,837 $ 102,422 $ 59,461 Non-Consolidated Projects: Development Projects Etna Park - Building B (90.0%) 1 Columbus, OH 750,000 $ 67,100 $ 7,109 $ 6,755 3Q 2027 N/A Etna Park - Building C (90.0%) 1 Columbus, OH 161,000 21,900 1,774 1,672 3Q 2027 N/A Total Non-Consolidated Projects 2 911,000 $ 89,000 $ 8,883 $ 8,427 Total Development and Redevelopment Projects 5 2,698,932 $ 241,837 $ 111,305 $ 67,888 LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP Investment Balance LXP Amount Funded Project Approximate 6/30/2026 6/30/2026 (% owned) Market Acres ($000) ($000)(2) Consolidated Land Reems & Olive (95.5%) Phoenix, AZ 240 $ 57,170 $ 57,077 Mt. Comfort Phase II (80.0%) Indianapolis, IN 116 5,879 4,768 ATL Fairburn (100.0%) Atlanta, GA 14 1,732 1,779 Total Consolidated Land 370 $ 64,781 $ 63,624 Consolidated Covered Land Covered Land Investment (100.0%)(5) Phoenix, AZ 37 Total Consolidated and Covered Land 407 Non-Consolidated Land Etna Park 70 East (90.0%) Columbus, OH 21 $ 2,767 $ 3,629 Etna Park 70 (90.0%) Columbus, OH 19 850 784 Total Non-Consolidated Land 40 $ 3,617 $ 4,413

13Table of Contents DEVELOPMENT PROGRAM SUMMARY First Generation Leased Lease Project (% Owned) Market Sq. Ft. Commencement Smith Farms Building 3 (90%) Greenville/Spartanburg, SC 1,091,888 2Q 2025 Piedmont (100%) Greenville/Spartanburg, SC 625,238 4Q 2024 Etna Building D (100%) Columbus, OH 250,020 3Q 2024 Cotton 303 Building 2 (100%) Phoenix, AZ 488,400 1Q 2024 The Cubes at Etna East (100%) Columbus, OH 1,074,840 4Q 2023 Smith Farms Building 2 (90%) Greenville/Spartanburg, SC 304,884 4Q 2023 South Shore Building B (100%) Central Florida 57,690 4Q 2023 Cotton 303 Building 1 (100%) Phoenix, AZ 392,278 1Q 2023 Smith Farms Building 1 (90%) Greenville/Spartanburg, SC 797,936 4Q 2022 Fairburn (100%) Atlanta, GA 907,675 4Q 2021 KeHE Distributors (100%) Phoenix, AZ 468,182 4Q 2021 Rickenbacker (100%) Columbus, OH 320,190 1Q 2021 Total 6,779,221 Sold to User Buyer Project (% Owned) Market Sq. Ft. Sold Ocala (80%) Central Florida 1,085,280 3Q 2025 Mt. Comfort (80%) Indianapolis, IN 1,053,360 3Q 2025 Reems & Olive Data Center Land (95.5%) Phoenix, AZ N/A 4Q 2024 Total 2,138,640 Subtotal - First Generation Leased or Sold 8,917,861 Available for Lease(1) Project (% Owned) Market Sq. Ft. Placed in Service South Shore Building B (100%) Central Florida 80,983 3Q 2024 South Shore Building A (100%) Central Florida 132,212 2Q 2024 Subtotal 213,195 Total Development Program 9,131,056 Footnotes: (1) These facilities were placed in service vacant one year after the completion of base building construction.

14Table of Contents CAPITAL EXPENDITURES AND LEASING COSTS(1) ($000) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 First-Generation Costs Tenant Improvements $ 367 $ — $ 393 $ 5 Base Building — — — 147 Total First-Generation Costs $ 367 $ — $ 393 $ 152 Second-Generation Costs Tenant Improvements $ — $ 5,597 $ — $ 6,049 Leasing Costs 13,948 620 13,969 2,356 Building Improvements 1,769 2,982 3,451 5,159 Total Second-Generation Costs $ 15,717 $ 9,199 $ 17,420 $ 13,564 Total Capital Expenditures and Leasing Costs $ 16,084 $ 9,199 $ 17,813 $ 13,716 Footnotes: (1) Consolidated costs on a cash basis. Amounts exclude development projects, redevelopment projects, capitalized interest and internal costs, if any. Leasing costs include payments for lease incentives, if any.

15Table of Contents SAME-STORE DATA ($000) Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Same-Store NOI Total Cash Base Rent $ 68,022 $ 66,593 $ 136,767 $ 133,196 Tenant Reimbursement 14,208 14,853 29,340 30,121 Property Operating Expenses (15,400) (14,925) (31,868) (30,683) Same-Store NOI $ 66,830 $ 66,521 $ 134,239 $ 132,634 Change in Same-Store NOI 0.5% 1.2% Same-Store Statistics 2026 2025 Same-Store # of Properties 107 107 Same-Store % Leased 97.4% 97.7%

16Table of Contents PORTFOLIO INFORMATION GBV % as of ABR % as of Markets(1) 6/30/2026 6/30/2026 Phoenix, AZ 17.2% 16.4% Greenville/Spartanburg, SC 13.6% 12.8% Atlanta, GA 10.5% 10.3% Indianapolis, IN 6.3% 5.3% Memphis, TN 6.3% 7.8% Cincinnati/Dayton, OH 6.2% 5.1% Houston, TX 6.1% 6.7% Dallas/Ft. Worth, TX 5.8% 5.3% Central Florida 4.6% 2.8% Columbus, OH 4.2% 4.9% Savannah, GA 3.3% 2.7% Nashville, TN 2.9% 3.6% Total - Top 12 Target Markets 87.0% 83.7% St. Louis, MO 2.1% 2.1% Jackson, MS 2.0% 2.2% Richmond, VA 1.5% 1.1% Jackson, TN 1.3% 1.4% Charlotte, NC 1.1% 2.0% San Antonio, TX 1.0% 1.1% New York/New Jersey 1.0% 1.8% Champaign-Urbana, IL 0.9% 1.4% Total - Top 20 Markets 97.9% 96.8% ABR % as of Industries 6/30/2026 Consumer Products 21.8% Transportation/Logistics 21.4% E-Commerce 13.7% Automotive 11.0% Construction/Materials 10.8% Food 5.0% Apparel 3.3% Specialty 2.0% Retail Department 1.9% Energy Products 1.0% Other 8.1% Total 100.0% Additional Information # of Properties 109 Square Feet 53,276,644 % Square Feet Class A(1)(10) 92.6% % Investment Grade(2) 44.7% % Leased(3) 97.4% Weighted-Average Age (Years)(4)(10) 10.4 Weighted-Average ABR per SF(5)(10) $5.34 Weighted-Average Lease Term (Years)(6) 4.7 % with Fixed Escalation(7) 99.4% Average Annual Rent Escalation(7) 2.9% Average Building Size (SF)(10) 492,308 Average Clear Height (Feet)(8)(10) 33.5 % Top 25 Markets(9) 75.0% % Top 50 Markets(9) 92.6% Footnotes: (1) Based on CoStar. (2) Percent of ABR. Credit ratings based upon tenant, guarantor, or parent/ ultimate parent. (3) Percentage is for Stabilized Portfolio. (4) Weighting based on square footage, excluding land parcels. (5) Excludes land assets and all vacant square footage. (6) Weighting based on ABR. (7) Average Annual Rent Escalation based on next rent step up percentages. Excludes escalating leases after last escalation. (8) Based on internal and external sources. (9) Percent of ABR based on CoStar. (10) Excludes covered land investment.

17Table of Contents TOP 15 TENANTS Tenants(1) Lease Expirations Number of Leases Sq. Ft. Leased Sq. Ft. Leased as % of Consolidated Portfolio(2) ABR as of 6/30/2026 ($000) ABR % as of 6/30/2026(3) Amazon 2030-2033 5 3,418,231 6.6% $ 18,085 6.1 % Phoenix Education Partners 2031 1 599,664 1.2% 16,130 5.4 % Nissan 2027 2 2,971,000 5.7% 13,619 4.6 % Black and Decker 2029 & 2033 2 2,289,366 4.4% 9,968 3.3 % Wal-Mart 2027-2031 3 2,351,917 4.5% 9,297 3.1 % GXO Logistics(4) 2028 & 2029 2 1,547,475 3.0% 7,366 2.5 % Watco 2038 1 132,449 0.3% 6,839 2.3 % Olam 2029 & 2037 2 1,196,614 2.3% 6,391 2.1 % FedEx 2028 2 292,021 0.6% 6,321 2.1 % DHL 2031 1 1,091,888 2.1% 6,201 2.1 % Owens Corning 2027 & 2029 2 844,622 1.6% 5,759 1.9 % Undisclosed(5) 2034 1 1,318,680 2.5% 5,681 1.9 % Drive Automotive 2036 1 625,238 1.2% 5,406 1.8 % Georgia-Pacific 2028 & 2031 2 1,283,102 2.5% 5,371 1.8 % FIGS 2031 1 488,400 0.9% 5,040 1.7% 28 20,450,667 39.4% $ 127,474 42.7 % Footnotes: (1) Tenant, guarantor or parent. (2) Excludes vacant square feet. (3) Based on ABR for consolidated properties owned at June 30, 2026. (4) 288,000 square feet has an expiration date of October 31, 2026. (5) Lease restricts certain disclosures.

18Table of Contents Footnotes: (1) Assumes 12 months of rent from the lease commencement/extension, excluding free rent periods as applicable. (2) Rent from prior tenant for square feet leased. QUARTERLY LEASING SUMMARY(1) Location Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) New Cash Base Rent Per Annum ($000) NEW LEASE - FIRST GENERATION 1 Glendale, AZ 11/2031 1,184,591 $ 9,956 $ 9,823 1 TOTAL NEW LEASES - FIRST GENERATION 1,184,591 $ 9,956 $ 9,823 Location Prior Term New Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) Prior Base Rent Per Annum ($000)(1) % Change New Cash Base Rent Per Annum ($000) Prior Cash Base Rent Per Annum ($000) % Change NEW LEASES - SECOND GENERATION 1 Pasadena, TX(2) N/A 11/2033 248,240 $ 1,681 $ 1,237 35.9% $ 1,609 $ 1,290 24.7% 2 Savannah, GA(2) N/A 06/2031 161,200 1,064 824 29.1% 1,008 874 15.3% 2 TOTAL NEW LEASES - SECOND GENERATION 409,440 $ 2,745 $ 2,061 33.2% $ 2,617 $ 2,164 20.9 % LEASE EXTENSIONS 1 Savannah, GA 07/2026 07/2036 270,252 $ 1,999 $ 1,433 39.5% $ 1,824 $ 1,532 19.1% 2 San Antonio, TX 04/2027 09/2037 849,275 4,353 2,994 45.4% 4,077 3,263 24.9% 3 Tolleson, AZ 09/2026 09/2033 186,336 1,877 1,109 69.3% 1,834 1,193 53.7% 4 Savannah, GA 08/2026 12/2031 149,415 1,095 821 33.4% 1,083 892 21.4% 5 Whiteland, IN 12/2026 12/2029 179,530 888 787 12.8% 883 862 2.4% 6 Whiteland, IN 12/2026 12/2029 168,480 864 787 9.8% 849 829 2.4% 7 Whitestown, IN 08/2028 10/2035 63,840 422 309 36.6% 421 352 19.6% 7 TOTAL EXTENDED LEASES 1,867,128 $ 11,498 $ 8,240 39.5% $ 10,971 $ 8,923 23.0% 9 TOTAL NEW AND EXTENDED LEASES - SECOND GENERATION 2,276,568 $ 14,243 $ 10,301 38.3% $ 13,588 $ 11,087 22.6% 7 TOTAL EXCLUDING FIXED-RATE RENEWALS 1,928,558 $ 12,491 $ 8,727 43.1% $ 11,856 $ 9,396 26.2%

19Table of Contents LEASE ROLLOVER SCHEDULE ($000) Year Number of Leases Expiring ABR as of 6/30/2026 % of ABR as of 6/30/2026 2026 - remaining 7 $ 8,498 2.8% 2027 14 37,669 12.6% 2028 11 22,080 7.4% 2029 27 51,192 17.1% 2030 14 38,855 13.0% 2031 19 59,052 19.8% 2032 4 6,599 2.2% 2033 5 15,992 5.4% 2034 6 19,045 6.4% 2035 5 8,897 3.0 % Thereafter 10 30,678 10.3 % Total 122 $ 298,557 100.0 % Footnotes: (1) 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000

20Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) WAREHOUSE/DISTRIBUTION 2026 7/31/2026 Memphis, TN 6495 Polk Ln. Olive Branch MS 3 Multi 118,211 638 656 Columbus, OH 1860 Walcutt Rd. Columbus OH -- Multi 97,934 501 536 9/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- Multi 163,680 669 759 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 81,058 565 565 10/31/2026 Greenville/Spartanburg, SC 235 Apple Valley Rd. Duncan SC -- Single 177,320 962 1,046 Charlotte, NC 2203 Sherrill Dr. Statesville NC -- Multi 288,000 1,259 1,361 11/30/2026 Erwin, NY 736 Addison Rd. Erwin NY -- Single 408,000 1,658 1,665 12/31/2026 Houston, TX 4600 Underwood Rd. Deer Park TX -- Single 402,648 1,507 1,909 2027 1/1/2027 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- Multi 163,680 799 834 2/28/2027 Central Florida 5275 Drane Field Rd. Lakeland FL 4 Multi 68,420 388 439 Jackson, MS 554 Nissan Pkwy. Canton MS -- Single 1,466,000 6,200 6,716 3/31/2027 Greenville/Spartanburg, SC 417 Apple Valley Rd. Duncan SC -- Single 195,000 1,052 1,141 4/30/2027 Nashville, TN 200 Sam Griffin Rd. Smyrna TN -- Single 1,505,000 6,560 6,903 7/31/2027 Savannah, GA 335 Morgan Lakes Industrial Blvd. Pooler GA -- Single 499,500 2,332 2,557 8/31/2027 Atlanta, GA 41 Busch Dr. Cartersville GA -- Multi 119,295 786 816 Atlanta, GA 200 Momeni Ln. Adairsville GA -- Single 447,753 2,802 2,794 Cincinnati/Dayton, OH 600 Gateway Blvd. Monroe OH -- Single 994,013 3,945 3,742 Columbus, OH 200 Arrowhead Dr. Hebron OH -- Single 400,522 1,449 1,600 9/30/2027 Memphis, TN 1550 Hwy 302 Byhalia MS -- Single 615,600 2,439 2,660 10/31/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 36,274 266 285 Jackson, TN 201 James Lawrence Rd. Jackson TN -- Single 1,062,055 3,944 4,154 12/31/2027 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- Multi 334,222 2,844 3,028 2028 1/31/2028 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- Multi 95,832 601 645 Atlanta, GA 490 Westridge Pkwy. McDonough GA -- Single 1,121,120 3,737 4,116 3/31/2028 Central Florida 3775 Fancy Farms Rd. Plant City FL -- Multi 330,176 1,955 2,068 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- Multi 85,232 609 609

21Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) WAREHOUSE/DISTRIBUTION 2028 3/31/2028 New York/New Jersey 29-01 Borden Ave./29-10 Hunters Point Ave. Long Island City NY -- Single 140,330 5,135 5,512 4/30/2028 Atlanta, GA 5380 Dixie Industrial Dr. Lake City GA -- Multi 51,871 928 928 5/31/2028 Memphis, TN 6495 Polk Ln. Olive Branch MS -- Multi 151,691 759 809 Nashville, TN 6050 Dana Way Antioch TN -- Multi 126,215 476 506 6/30/2028 Cincinnati/Dayton, OH 575-599 Gateway Blvd. Monroe OH -- Single 194,936 1,308 1,149 8/31/2028 Houston, TX 4100 Malone Dr. Pasadena TX -- Single 233,190 1,359 1,396 10/31/2028 Atlanta, GA 1625 Oakley Industrial Blvd. Fairburn GA -- Single 907,675 4,223 4,342 2029 1/31/2029 Central Florida 1075 NE 30th St. Ruskin FL -- Multi 57,690 604 621 Greenville/Spartanburg, SC 70 Tyger River Dr. Duncan SC -- Single 408,000 2,527 2,579 Indianapolis, IN 1285 W. State Road 32 Lebanon IN -- Single 741,880 2,662 2,738 2/28/2029 Greenville/Spartanburg, SC 140 Smith Farms Pkwy. Greer SC 5 Single 304,884 1,757 1,927 3/31/2029 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- Multi 53,240 443 449 4/30/2029 Greenville/Spartanburg, SC 230 Apple Valley Rd. Duncan SC -- Single 275,400 1,420 1,460 Houston, TX 10535 Red Bluff Rd. Pasadena TX -- Single 257,835 1,741 1,932 Nashville, TN 6050 Dana Way Antioch TN -- Multi 11,238 179 179 5/31/2029 Atlanta, GA 7225 Goodson Rd. Union City GA -- Single 370,000 2,577 2,683 Atlanta, GA 1001 Old Grassdale Rd Cartersville GA -- Single 273,576 1,866 1,849 6/30/2029 Memphis, TN 11624 S. Distribution Cv. Olive Branch MS -- Single 1,170,218 4,101 4,139 7/31/2029 Greenville/Spartanburg, SC 5795 North Blackstock Rd. Spartanburg SC -- Single 341,660 1,705 1,705 Memphis, TN 8500 Nail Rd. Olive Branch MS -- Single 716,080 2,751 2,871 8/31/2029 Dallas/Ft. Worth, TX 8601 E. Sam Lee Ln. Northlake TX -- Single 1,214,526 4,278 4,384 9/30/2029 Indianapolis, IN 1627 Veterans Memorial Pkwy. E. Lafayette IN -- Single 309,400 1,427 1,482 Memphis, TN 3820 Micro Dr. Millington TN -- Single 701,819 3,205 3,247 Memphis, TN 11555 Silo Dr. Olive Branch MS -- Single 927,742 2,661 4,183 Savannah, GA 1001 Gateway Pkwy. Rincon GA -- Multi 68,291 711 679 10/14/2029 Columbus, OH 10300 Schuster Way Etna OH -- Single 250,020 2,374 2,369

22Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) WAREHOUSE/DISTRIBUTION 2029 10/31/2029 Houston, TX 9701 New Decade Dr. Pasadena TX -- Single 102,863 766 768 Nashville, TN 6050 Dana Way Antioch TN -- Multi 67,200 602 598 Charlotte, NC 2203 Sherrill Dr. Statesville NC -- Multi 351,800 2,308 1,663 11/21/2029 Columbus, OH 1860 Walcutt Rd. Columbus OH -- Multi 194,796 983 988 12/31/2029 Greenville/Spartanburg, SC 402 Apple Valley Rd. Duncan SC -- Single 235,600 1,263 1,277 Indianapolis, IN 180 Bob Glidden Blvd. Whiteland IN -- Single 179,530 888 862 Indianapolis, IN 76 Bob Glidden Blvd. Whiteland IN -- Single 168,480 864 829 Dallas/Ft. Worth, TX 3737 Duncanville Rd. Dallas TX -- Single 510,400 2,710 2,731 2030 1/31/2030 Atlanta, GA 7875 White Rd. SW Austell GA -- Single 604,852 4,820 4,623 Dallas/Ft. Worth, TX 3201 N. Houston School Rd. Lancaster TX -- Single 468,300 1,669 1,709 3/31/2030 Memphis, TN 549 Wingo Rd. Byhalia MS -- Single 855,878 4,388 4,822 4/30/2030 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 59,481 355 363 5/31/2030 St. Louis, MO 4015 Lakeview Corporate Dr. Edwardsville IL -- Single 1,017,780 3,460 3,289 6/30/2030 Richmond, VA 2601 Bermuda Hundred Rd. Chester VA 6 Single 782,119 4,066 3,180 Cincinnati/Dayton, OH 700 Gateway Blvd. Monroe OH -- Single 1,299,492 5,515 5,605 Dallas/Ft. Worth, TX 1704 S. I-45 Hutchins TX -- Single 120,960 617 629 8/31/2030 Central Florida 3400 NW 35th Street Rd. Ocala FL -- Single 617,055 3,014 3,032 9/30/2030 Greenville/Spartanburg, SC 7870 Reidville Rd. Greer SC -- Single 396,073 1,840 1,794 Atlanta, GA 5380 Dixie Industrial Dr. Lake City GA -- Multi 105,500 1,069 999 Phoenix, AZ 255 143rd Ave. Goodyear AZ -- Single 801,424 4,193 4,257 10/31/2030 Atlanta, GA 493 Westridge Pkwy. McDonough GA -- Single 676,000 3,819 3,806 11/30/2030 Atlanta, GA 95 International Pkwy. Adairsville GA -- Multi 100,960 755 747 2031 1/31/2031 Phoenix, AZ 3815 N Cotton Ln. Goodyear AZ -- Single 488,400 5,266 5,040 2/28/2031 Greenville/Spartanburg, SC 1021 Tyger Lake Rd. Spartanburg SC -- Single 213,200 1,043 1,069 3/31/2031 Cleveland, TN 1520 Lauderdale Memorial Hwy. Cleveland TN -- Single 851,370 3,626 3,703 Indianapolis, IN 19 Bob Glidden Blvd. Whiteland IN -- Single 530,400 2,190 2,167

23Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) WAREHOUSE/DISTRIBUTION 2031 3/31/2031 Phoenix, AZ 4015 S. Riverpoint Parkway Phoenix AZ 7 Single 599,664 14,907 16,130 5/31/2031 Greenville/Spartanburg, SC 160 Smith Farms Pkwy. Greer SC 5 Single 1,091,888 6,075 6,201 6/30/2031 Nashville, TN 6050 Dana Way Antioch TN -- Multi 352,275 1,543 1,541 Savannah, GA 1319 Dean Forest Rd. Savannah GA -- Multi 161,200 1,064 1,008 7/31/2031 Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC -- Multi 70,281 473 427 Lewisburg, TN 633 Garrett Pkwy. Lewisburg TN -- Single 310,000 1,456 1,457 Atlanta, GA 51 Busch Dr. Cartersville GA -- Single 328,000 1,646 1,633 Phoenix, AZ 16811 W. Commerce Dr. Goodyear AZ -- Single 540,349 3,726 4,020 9/30/2031 St. Louis, MO 3931 Lakeview Corporate Dr. Edwardsville IL -- Single 769,500 2,963 2,859 Atlanta, GA 41 Busch Dr. Cartersville GA -- Multi 276,705 1,432 1,435 10/31/2031 Cleveland, OH 10345 Philipp Pkwy. Streetsboro OH -- Single 649,250 3,261 3,098 11/30/2031 Indianapolis, IN 5424 Albert S. White Dr. Whitestown IN -- Single 1,016,244 3,909 3,850 12/31/2031 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- Multi 161,982 1,274 1,255 Cincinnati/Dayton, OH 200 Richard Knock Way Walton KY -- Single 232,500 1,271 1,268 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- Multi 149,415 1,095 892 2032 2/29/2032 Cincinnati/Dayton, OH 675 Gateway Blvd. Monroe OH -- Single 143,664 938 956 4/30/2032 Houston, TX 13930 Pike Rd. Missouri City TX -- Single — 2,123 2,306 Cincinnati/Dayton, OH 300 Richard Knock Way Walton KY -- Single 544,320 2,411 2,373 9/30/2032 Nashville, TN 6050 Dana Way Antioch TN -- Multi 117,600 1,004 964 2033 3/31/2033 Phoenix, AZ 3405 S. McQueen Rd. Chandler AZ -- Single 201,784 4,498 4,422 8/31/2033 Phoenix, AZ 3595 N Cotton Ln. Goodyear AZ -- Single 392,278 3,264 3,184 9/30/2033 Phoenix, AZ 9494 W. Buckeye Rd. Tolleson AZ -- Single 186,336 1,877 1,193 10/31/2033 Columbus, OH 9800 Schuster Way Etna OH -- Single 1,074,840 6,130 5,584 11/30/2033 Houston, TX 10565 Red Bluff Rd. Pasadena TX -- Single 248,240 1,681 1,609 2034 1/31/2034 Savannah, GA 1001 Gateway Pkwy. Rincon GA -- Multi 136,533 1,521 1,352 2/28/2034 Houston, TX 10575 Red Bluff Rd. Pasadena TX -- Single 253,426 3,382 3,129

24Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) WAREHOUSE/DISTRIBUTION 2034 2/28/2034 Columbus, OH 191 Arrowhead Dr. Hebron OH -- Single 250,410 1,591 1,334 10/31/2034 Champaign-Urbana, IL 1001 Innovation Rd. Rantoul IL -- Single 813,126 4,196 4,321 Dallas/Ft. Worth, TX 17505 Interstate Hwy. 35W Northlake TX -- Single 500,556 3,590 3,228 12/31/2034 Greenville/Spartanburg, SC 21 Inland Pkwy. Greer SC -- Single 1,318,680 5,544 5,681 2035 4/30/2035 Greenville/Spartanburg, SC 170 Smith Farms Pkwy. Greer SC 5 Single 797,936 4,322 4,054 6/30/2035 Columbus, OH 2155 Rohr Rd. Lockbourne OH -- Single 320,190 2,423 2,081 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- Multi 298,653 1,273 1,245 7/31/2035 Central Florida 3775 Fancy Farms Rd. Plant City FL -- Multi 180,308 1,278 1,177 10/31/2035 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- Multi 63,840 422 340 2036 5/31/2036 Central Florida 5275 Drane Field Rd. Lakeland FL -- Multi 117,440 787 759 Charlotte, NC 671 Washburn Switch Rd. Shelby NC 8 Single 673,425 2,786 2,880 7/31/2036 Indianapolis, IN 5352 Performance Way Whitestown IN -- Single 380,000 1,785 1,805 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- Multi 270,252 1,999 1,532 11/30/2036 Phoenix, AZ 17510 W. Thomas Rd. Goodyear AZ -- Single 468,182 4,304 4,148 12/31/2036 Greenville/Spartanburg, SC 923 Matrix Pkwy. Piedmont SC -- Single 625,238 6,203 5,406 2037 3/31/2037 Dallas/Ft. Worth, TX 4005 E. I-30 Grand Prairie TX -- Single 215,000 1,872 1,838 5/31/2037 Phoenix, AZ 8989 W Buckeye Rd. Phoenix AZ -- Single 268,872 2,368 2,208 9/30/2037 San Antonio, TX 16407 Applewhite Rd. San Antonio TX -- Single 849,275 4,353 3,263 2038 3/31/2038 Houston, TX 13600/13901 Industrial Road Houston TX -- Single 132,449 6,773 6,839 LEASED SUBTOTAL 51,887,971 298,526 298,557

25Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) WAREHOUSE/DISTRIBUTION AVAILABLE FOR LEASE N/A Vacancy Central Florida 3102 Queen Palm Dr. Tampa FL 9 Single 229,605 — — Central Florida 3420 Clover Ridge Ave Ruskin FL 9 Single 132,212 — — Central Florida 1075 NE 30th St. Ruskin FL -- Multi 80,983 — — Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC 9 Single 196,000 — — Atlanta, GA 95 International Pkwy. Adairsville GA -- Multi 124,251 — — Phoenix, AZ 4445 N. 169th Ave. Goodyear AZ 9 Single 160,140 — — Savannah, GA 1319 Dean Forest Rd. Savannah GA -- Multi 194,327 — — Savannah, GA 1315 Dean Forest Rd. Savannah GA 9 Single 88,503 — — Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- Multi 58,202 — — Dallas/Ft. Worth, TX 3115 N Houston School Rd. Lancaster TX 9, 10 Single 124,450 — — AVAILABLE FOR LEASE SUBTOTAL 1,388,673 — — TOTAL / WEIGHTED AVERAGE 97.4% Leased 53,276,644 $ 298,526 $ 298,557 Footnotes: (1) Based on CoStar. (2) Square footage leased or available. (3) Subsequent to June 30, 2026, lease extended to 2027. (4) Subsequent to June 30, 2026, lease extended to 2032. (5) LXP has a 90% interest in this property. (6) Property includes three facilities (252,351 square feet each) and one other property (25,066 square feet). (7) Covered land investment. (8) Subsequent to June 30, 2026, property sold. (9) The fully vacant properties incurred approximately $1.2 million in net operating expenses for the quarter ended June 30, 2026. (10) Subsequent to June 30, 2026, the property was fully leased to a single tenant subject to an approximately five-year lease.

26Table of Contents PROPERTY LEASES & VACANCIES - 6/30/2026 Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) LXP % Ownership Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) 6/30/2026 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN MFG COLD JV PROPERTIES 2027 8/31/2027 Greenville/Spartanburg, SC 50 Tyger River Dr. Duncan SC 3 Single 221,833 20% 1,062 1,241 376,000 08/2030 12/31/2027 Cincinnati/Dayton, OH 10590 Hamilton Ave. Cincinnati OH 3 Single 264,598 20% 861 845 — — 2028 12/31/2028 Nashville, TN 120 Southeast Pkwy. Dr. Franklin TN 3 Single 289,330 20% 833 735 — — 2029 4/30/2029 Portland/South Portland, ME 113 Wells St. North Berwick ME 3 Single 993,685 20% 1,672 1,200 — — 11/24/2029 Anniston-Oxford, AL 318 Pappy Dunn Blvd. Anniston AL 3 Single 276,782 20% 1,842 1,833 — — 2030 6/30/2030 Nashville, TN 301 Bill Bryan Blvd. Hopkinsville KY 3 Single 424,904 20% 1,745 1,756 — — Elizabethtown-Fort Knox, KY 730 North Black Branch Rd. Elizabethtown KY 3 Single 167,770 20% 558 558 — — Elizabethtown-Fort Knox, KY 750 North Black Branch Rd. Elizabethtown KY 3 Single 539,592 20% 2,940 2,960 — — Owensboro, KY 4010 Airpark Dr. Owensboro KY 3 Single 211,598 20% 1,254 1,254 — — 10/31/2030 Detroit, MI 43955 Plymouth Oaks Blvd. Plymouth MI 3 Single 311,612 20% 1,872 1,878 — — 2031 6/30/2031 Cincinnati/Dayton, OH 10000 Business Blvd. Dry Ridge KY 3 Single 336,350 20% 1,607 1,549 — — 10/31/2031 Chicago, IL 1020 W. Airport Rd. Romeoville IL 3 Single 188,166 20% 4,180 4,103 — — 11/30/2031 Lumberton, NC 2880 Kenny Biggs Rd. Lumberton NC 3 Single 423,280 20% 2,483 2,332 — — 2032 10/31/2032 Detroit, MI 26700 Bunert Rd. Warren MI 4 Single 260,243 20% 4,194 3,940 39,850 11/2032 12/31/2032 Bingen, WA 901 East Bingen Point Way Bingen WA 3 Single 124,539 20% 1,790 1,716 — — 2033 9/30/2033 Crossville, TN 900 Industrial Blvd. Crossville TN 3 Single 222,200 20% 704 670 — — 2035 3/31/2035 Houston, TX 13863 Industrial Rd. Houston TX 3 Single 187,800 20% 2,604 2,492 — — Houston, TX 7007 F.M. 362 Rd. Brookshire TX 3 Single 262,095 20% 2,041 1,955 — — 2037 9/30/2037 West Michigan 904 Industrial Rd. Marshall MI 3 Single 246,508 20% 1,084 849 — — 2042 5/31/2042 Columbus, GA 4801 North Park Dr. Opelika AL 3 Single 165,493 20% 3,465 2,994 — — N/A Vacancy Charlotte, NC 590 Ecology Ln. Chester SC 3 Single 420,597 20% — — — — NNN MFG COLD JV TOTAL / WEIGHTED AVERAGE 93.6% Leased 6,538,975 $ 38,791 $ 36,860 $ 415,850

27Table of Contents Year of Lease Expiration Date of Lease Expiration CoStar Market(1) Property Location City State Note Building Tenants Single / Multi Sq. Ft. Available(2) LXP % Ownership Annualized Base Rent as of 6/30/2026 ($000) Annualized Cash Base Rent (“ABR”) as of 6/30/2026 ($000) 6/30/2026 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN OFFICE JV PROPERTIES 2027 4/30/2027 Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 11,246 20% 137 137 — — 6/30/2027 Kansas City, MO 3902 Gene Field Rd. St. Joseph MO -- Single 98,849 20% 2,116 2,248 — — 7/6/2027 Columbus, OH 2221 Schrock Rd. Columbus OH -- Single 42,290 20% 684 725 — — 2031 7/31/2031 Columbus, OH 500 Olde Worthington Rd. Westerville OH 5 Multi 23,495 20% 314 317 43,900 12/2026 01/2033 2032 4/30/2032 Charlotte, NC 1210 AvidXchange Ln. Charlotte NC 6 Single 201,450 20% 6,025 6,169 16,000 12/2027 2033 5/31/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 60,736 20% 1,302 1,308 — — 9/30/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 98,358 20% 1,905 1,918 — — N/A Vacancy Columbus, OH 500 Olde Worthington Rd. Westerville OH -- Multi 63,006 20% — — — — Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX -- Multi 102,211 20% — — — — NNN OFFICE JV TOTAL / WEIGHTED AVERAGE 76.5% Leased 701,641 $ 12,483 $ 12,822 $ 59,900 NON-CONSOLIDATED TOTAL / WEIGHTED AVERAGE 91.9% Leased 7,240,616 $ 51,274 $ 49,682 $ 475,750 PROPERTY LEASES & VACANCIES - 6/30/2026 Footnotes: (1) Based on CoStar. (2) Square footage leased or available. (3) All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 298 bps. The debt matures August 15, 2030, including as-of-right extension options. (4) Interest rate is fixed at 6.3%. (5) Interest rate is fixed and ranges from 5.3% to 12.0%. (6) Rate is one month Term SOFR plus 450 bps.

28Table of Contents MORTGAGES AND NOTES PAYABLE Footnotes Debt Balance ($000) GAAP Balance ($000)(1) Interest Rate (%) Maturity(2) MORTGAGE(3) Long Island City, NY $ 8,893 $ 8,578 3.500% 03/2028 Goodyear, AZ 38,192 38,192 4.290% 08/2031 Mortgage Subtotal/Wtd. Avg./Years Remaining $ 47,085 $ 46,770 4.141% 4.4 CORPORATE(4) Revolving Credit Facility (5) $ 15,000 $ 15,000 4.395% 01/2030 Term Loan (6) 250,000 247,750 4.060% 01/2029 Senior Notes 160,000 158,828 6.750% 11/2028 Senior Notes 400,000 397,120 2.700% 09/2030 Senior Notes 400,000 397,566 2.375% 10/2031 Trust Preferred Notes (7) 100,995 100,152 5.281% 04/2037 Subtotal/Wtd. Avg./Years Remaining $ 1,325,995 $ 1,316,416 3.563% 4.5 Total/Wtd. Avg./Years Remaining $ 1,373,080 $ 1,363,186 3.583% 4.5 (1) GAAP Balance net of aggregate deferred loan costs of $7.7 million and discounts of $2.2 million. (2) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (3) Secured. (4) Unsecured. (5) Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Based on LXP’s current consolidated leverage ratio and credit ratings, the credit spread is 0.775%. Availability of $585 million, subject to covenant compliance. Maturity can be extended to January 2031, subject to certain conditions. (6) Rate ranges from Adjusted Term SOFR plus 0.80% to 1.60%. Based on LXP’s current consolidated leverage ratio and credit ratings, the credit spread is 0.85%. The SOFR portion of the interest rate was swapped for a fixed interest rate of 4.06% per annum until January 31, 2027. Maturity can be extended to January 2031, subject to certain conditions. (7) Rate is three-month Term SOFR plus a 0.26% adjustment and a spread of 1.70%. LXP entered into interest rate swaps to effectively fix the interest rate related to an aggregate of $82.5 million of the Trust Preferred Securities at an average interest rate of 5.281% from October 30, 2024 to October 30, 2027.

29Table of Contents DEBT MATURITY SCHEDULE ($000) Consolidated Mortgage Debt Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2026 $ 2,912 $ — $ — 2027 5,984 — — 2028 2,223 — 160,000 2029 960 — 250,000 2030 1,002 — 415,000 2031 605 33,399 400,000 $ 13,686 $ 33,399 $ 1,225,000

30Table of Contents DEBT COVENANTS(1) CORPORATE LEVEL DEBT MUST BE: 6/30/2026 Bank Loans: Maximum Leverage < 60% 28.7% Fixed Charge Coverage > 1.5x 3.8x Recourse Secured Indebtedness Ratio < 10% —% Secured Indebtedness Ratio < 40% 2.8% Unsecured Debt Service Coverage > 1.75x 5.5x Unencumbered Leverage < 60% 28.9% Bonds: Debt to Total Assets < 60% 29.6% Secured Debt to Total Assets < 40% 1.0% Debt Service Coverage > 1.5x 4.7x Unencumbered Assets to Unsecured Debt > 150% 339.5% Footnotes: (1) The above is a summary of the key financial covenants for LXP's credit facility, term loan and senior notes, as of June 30, 2026 and as defined and calculated per the terms of the credit facility, term loan and senior notes. These calculations are presented to show LXP’s compliance with such covenants only and are not measures of LXP's liquidity or performance.

31Table of Contents COMPONENTS OF NET ASSET VALUE Footnotes: (1) Three months ended June 30, 2026 NOI for the existing property portfolio at June 30, 2026. Includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects, properties reclassified to redevelopment and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category, a NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used. (2) Property sold for $51 million subsequent to quarter end. (3) At cost incurred. (4) Includes $34.0 million net book value of properties under redevelopment. ($000) The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation. Three months ended Consolidated properties quarterly net operating income (NOI)(1) 6/30/2026 NOI as reported $ 69,279 Adjustments to NOI: Disposed of properties 8 Acquisition of properties (2,081) Leases not commenced or with free rent period 2,012 Held for sale assets (709) Properties less than 70% leased 425 Development properties less than 70% leased 244 NOI for NAV $ 69,178 LXP’s share of non-consolidated quarterly NOI(1) NNN OFFICE JV Office $ 455 NNN MFG Cold JV Industrial $ 1,772 Other quarterly income Fee income $ 969 In service assets not fairly valued by capitalized NOI method(1) Assets acquired in the quarter $ 103,164 Consolidated development properties less than 70% leased $ 51,615 Other consolidated assets less than 70% leased $ 77,606 Shares Outstanding Common shares 58,035,986 Unvested time-based stock awards 219,281 Unvested performance based awards 697,257 Common shares at 6/30/2026 58,952,524 Other assets: Assets held for sale - consolidated(2) $ 15,393 Construction in progress 4,118 Developable land - consolidated(3) 63,624 Developable land - non-consolidated(3) 4,413 Development investment - consolidated(4) 102,422 Development investment - nonconsolidated 8,883 Investment in non-consolidated land 2,316 Cash and cash equivalents 17,990 Restricted cash 172 Accounts receivable 2,894 Other assets 23,231 Total other assets $ 245,456 Liabilities: Corporate level debt (face amount) $ 1,325,995 Mortgages and notes payable (face amount) 47,085 Dividends payable 44,276 Liabilities held for sale - consolidated(2) 252 Accounts payable, accrued expenses and other liabilities 86,228 Preferred stock, at liquidation value 96,769 LXP's share of non-consolidated mortgages (face amount) 95,150 Total deductions $ 1,695,755

32Table of Contents OTHER FINANCIAL DATA ($000) Balance Sheet The components of other assets are: Deposits $ 1,470 Equipment 234 Prepaids 4,563 Other receivables 215 Deferred lease incentives 14,861 Derivative asset 1,698 Deferred asset 190 Total of other assets $ 23,231 The components of other liabilities are: Accounts payable and accrued expenses $ 28,351 Development, CIP and other accruals 23,501 Taxes 223 Deferred lease costs 5,085 Deposits 4,518 Transaction costs 142 Accounts payable and other liabilities $ 61,820 Accrued interest payable $ 9,117 Prepaid rent 15,291 Total of accounts payable, accrued expenses, and other liabilities $ 86,228

33Table of Contents NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest expense, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of real estate or changes in control, non-cash and purchase option impact of sales-type leases, impairment charges, gain (loss) on debt satisfaction, net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter multiplied by four. Annualized Adjusted EBITDA: Adjusted EBITDA for the quarter multiplied by four. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed in the month prior to the end of the quarter or have not commenced, the next full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed in the month prior to the end of the quarter or have not commenced, the next Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non- cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

34Table of Contents NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second-generation tenant improvements, and (10) cash paid for second-generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First-Generation Costs: Represents cash spend for tenant improvements, leasing costs and expenditures contemplated at acquisition for recently acquired properties with vacancy. Because all companies do not calculate First-Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders - basic and also presents FFO available to all equityholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders - diluted which adjusts FFO available to all equityholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio and not comparable from period to period. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

35Table of Contents NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income and purchase option income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for the period commencing January 1, 2025 and through the end of the current reporting period. As Same-Store NOI excludes the change in NOI from acquired, expanded, disposed of properties and properties with significant casualty loss, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second-Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second-generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than non-stabilized properties, LXP considers stabilization to occur upon the earlier of 90% occupancy of the property or one year from cessation of major construction activities. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences.

36Table of Contents SELECT CREDIT METRICS DEFINITIONS ($000, except per share data) Adjusted Company FFO Payout: Six months ended June 30, 2026 Common share dividends per share $ 1.40 Adjusted Company FFO per diluted share $ 1.64 Adjusted Company FFO payout ratio 85.4 % Unencumbered Assets: Real estate, at cost $ 4,466,190 Held for sale real estate, at cost 23,470 Less encumbered real estate, at cost (110,986) Unencumbered assets $ 4,378,674 Unencumbered NOI: NOI $ 137,016 Disposed of properties NOI 67 Adjusted NOI 137,083 Less encumbered adjusted NOI (4,855) Unencumbered adjusted NOI $ 132,228 Unencumbered NOI % 96.5 % Net Debt / Annualized Adjusted EBITDA: Annualized Adjusted EBITDA $ 263,172 Consolidated debt $ 1,363,186 Less consolidated cash and cash equivalents (17,990) Non-consolidated debt, net 92,036 Net debt $ 1,437,232 Net debt / Annualized Adjusted EBITDA 5.5x (Net Debt + Preferred) / Annualized Adjusted EBITDA: Annualized Adjusted EBITDA $ 263,172 Net debt $ 1,437,232 Preferred shares liquidation preference 96,769 Net debt + preferred $ 1,534,001 (Net Debt + Preferred) / Annualized Adjusted EBITDA 5.8x (Debt + Preferred) / Gross Assets: As of June 30, 2026 Consolidated debt $ 1,363,186 Preferred shares liquidation preference 96,769 Debt and preferred $ 1,459,955 Total assets $ 3,463,934 Plus depreciation and amortization: Real estate 1,231,328 Deferred lease costs 23,350 Held for sale 11,772 Gross assets $ 4,730,384 (Debt + Preferred) / Gross Assets 30.9 % Debt / Gross Assets: Consolidated debt $ 1,363,186 Gross assets $ 4,730,384 Debt / Gross assets 28.8 % Secured Debt / Gross Assets: Total Secured Debt $ 46,770 Gross assets $ 4,730,384 Secured Debt / Gross Assets 1.0 % Unsecured Debt / Unencumbered Assets: Consolidated debt $ 1,363,186 Less mortgages and notes payable (46,770) Unsecured Debt $ 1,316,416 Unencumbered assets $ 4,378,674 Unsecured Debt / Unencumbered Assets 30.1%

37Table of Contents INVESTOR INFORMATION Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Executive Vice President, Investor Relations Telephone (direct) (212) 692-7200 E-mail hgentry@lxp.com Research Coverage BMO Capital Markets BNP Paribas John Kim (212) 885-4115 Nate Crossett (646) 342-1588 Monir Koummal (646) 342-1554 Citizens Evercore Partners Mitch Germain (212) 906-3537 Steve Sakwa (212) 446-9462 Jim Kammert (312) 705-4233 Green Street Advisors Jefferies & Company, Inc. Vince Tibone (949) 640-8780 Jon Petersen (212) 284-1705 J.P. Morgan Chase KeyBanc Capital Markets Inc. Anthony Paolone (212) 622-6682 Todd Thomas (917) 368-2286 Raymond James Wolfe Research Dave Rodger (727) 590-6578 Andrew Rosivach (646) 582-9250

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